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                                                                    EXHIBIT 99.2
                  FORM OF PROXY CARD FOR SEAGRAM SHAREHOLDERS

                            THE SEAGRAM COMPANY LTD.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE SEAGRAM COMPANY LTD. (THE "CORPORATION") FOR THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF THE CORPORATION TO BE HELD DECEMBER [ ], 2000, and should be read in conjunction with the Notice of Meeting and Joint Proxy Statement-Prospectus of the Corporation, Vivendi and Canal Plus S.A. dated November [ ], 2000 (the "Proxy Circular") pertaining thereto. The undersigned shareholder hereby appoints Edgar M. Bronfman, Chairman, The Hon. Charles R. Bronfman, Co-Chairman, Edgar Bronfman, Jr., President and Chief Executive Officer, and Brian C. Mulligan, Executive Vice President and Chief Financial Officer, or any one of them, OR INSTEAD OF ANY OF THEM THE UNDERSIGNED HEREBY APPOINTS

attorney or attorneys, or proxy or proxies, with full power of substitution, in the name and on behalf of the undersigned, to attend, vote and act at the Annual and Special Meeting of Shareholders to be held on December [ ], 2000, at Mount Royal Centre, 2200 Mansfield St., Montreal, Quebec H3A 3R8, and at any and all adjournments thereof, upon the following matters:
                     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

 a) Approval of the Arrangement Resolution set forth as Annex G to the Proxy Circular.
               FOR             AGAINST
               [ ]                 [ ]

 b) Election of Directors
    Edgar M. Bronfman, The Hon. Charles R. Bronfman, Edgar Bronfman, Jr.,
    Samuel Bronfman II, Stephen R. Bronfman, Matthew W. Barrett,
    Laurent Beaudoin, Cornelis Boonstra, Richard H. Brown, Andre Desmarais, Barry Diller, Michele J. Hooper, David L. Johnston, Marie-Josee Kravis, Samuel Minzberg and John S. Weinberg.
               FOR            WITHHELD            FOR, except vote withheld from
the following nominee(s)
               [ ]                 [ ]
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 c) Appointment of PricewaterhouseCoopers LLP as Auditors
               FOR            WITHHELD
               [ ]                 [ ]

 d) In their discretion, with respect to amendments or upon variations to matters identified above or upon such other matters as may properly come before the Meeting, hereby revoking any proxy previously given.
                                                    A fee for the solicitation
                                                    of this proxy, if voted FOR
                                                    the Arrangement Resolution
                                                    and the arrangement is
                                                    successfully completed, may
                                                    be paid to the investment
                                                    dealer or broker indicated
                                                    by the Canadian resident
                                                    shareholder in the space
                                                    below. SOLICITATION FEES
                                                    WILL BE PAID ONLY IN
                                                    RESPECT OF SHARES HELD BY
                                                    CANADIAN RESIDENT
                                                    SHAREHOLDERS.

                                                    The shareholder signing
                                                    below represents that the
                                                    member of the soliciting
                                                    dealer group who solicited
                                                    and obtained this proxy is:
       ------------------------------------   ----------------------------------
                                                    (Firm)             (Address)

                                  ------------------------------------ Telephone
                                                   No.: ------------------------
                                                    (Registered
                                                    Representative) Fax
                                        No.:  ----------------------------------

A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON, WHO NEED NOT BE A SHAREHOLDER, TO REPRESENT HIM OR HER AT THE MEETING MAY DO SO by inserting such other person's name in the space provided above. This proxy, when properly executed, will be voted in accordance with the directions of the undersigned shareholder. IN THE ABSENCE OF SUCH DIRECTIONS, THIS PROXY WILL BE VOTED FOR THE ARRANGEMENT RESOLUTION, FOR ALL NOMINEES LISTED ABOVE AND FOR THE APPOINTMENT OF AUDITORS.

NOTE: When signing as attorney, executor, administrator, trustee, authorized officer of a corporation or in any representative capacity, please insert your title as such.

                                                                           Dated
      ------------------------------------------ 2000   Signature of Shareholder
                    ------------------------------------------------------------

(If not dated, this proxy is deemed to bear the date when mailed by the Corporation.)
                        PROXY
          PLEASE COMPLETE AND RETURN IN THE ENVELOPE PROVIDED.           ACCOUNT
NO.                 SHARES
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                                  INSTRUCTIONS

1. IF YOU ARE UNABLE TO ATTEND THE MEETING BUT WISH TO BE REPRESENTED, YOU HAVE THE RIGHT TO APPOINT A PERSON, WHO NEED NOT BE A SHAREHOLDER OF THE CORPORATION, TO ATTEND AND VOTE ON YOUR BEHALF. IF YOU USE THIS FORM OF PROXY BUT WISH TO APPOINT SOME PERSON OTHER THAN EDGAR M. BRONFMAN, CHAIRMAN, CHARLES R. BRONFMAN, CO-CHAIRMAN, EDGAR BRONFMAN, JR., PRESIDENT AND CHIEF EXECUTIVE OFFICER, AND BRIAN C. MULLIGAN, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, OR ANY ONE OF THEM, AS YOUR PROXYHOLDER, YOU MUST STRIKE OUT THEIR NAMES AND INSERT THE NAME OF THAT OTHER PERSON IN THE BLANK SPACE PROVIDED. THE PROXYHOLDER MUST ATTEND THE MEETING IN ORDER TO VOTE ON YOUR BEHALF.

2. You should indicate your choice on the matters set forth above by checking the appropriate box. The common shares of the Corporation represented by this form of proxy will be voted on any ballot that may be called for in accordance with the instructions contained herein. IF NO CHOICE IS SPECIFIED OR IN THE ABSENCE OF INSTRUCTIONS, SUCH SHARES WILL BE VOTED FOR THE APPROVAL OF THE ARRANGEMENT RESOLUTION, WITH OR WITHOUT VARIATION, FOR ALL NOMINEES TO THE BOARD OF DIRECTORS OF THE CORPORATION LISTED ON THIS PROXY AND FOR THE APPOINTMENT OF AUDITORS.

3. If the shareholder is an individual, please sign exactly as your shares are registered.

   If the shareholder is a corporation, this proxy must be executed by a duly authorized officer or attorney of the shareholder and, if the corporation has a corporate seal, its corporate seal should be affixed.

   If shares are registered in the name of an executor, administrator or trustee, please sign exactly as the shares are registered. If the shares are registered in the name of a deceased shareholder, the shareholder's name must be printed in the space provided, the proxy must be signed by the legal representative with his name printed below his signature and evidence of authority to sign on behalf of the shareholder must be attached to the proxy.

4. All shareholders should refer to the accompanying Proxy Circular for further information regarding completion and use of this proxy and other information pertaining to the Meeting.

5. To be valid, this proxy must be dated and signed by you, as registered holder of common shares of the Corporation, or as a person named as a proxyholder in respect of the Meeting in an omnibus proxy containing a power of substitution, or your attorney. If this proxy is not dated in the space provided, it will be deemed to bear the date on which it is mailed by the Corporation.

6. This proxy must be received by the Corporation's transfer agent, CIBC Mellon Trust Company, in the enclosed postage-paid envelope or delivered to the Corporation's secretary at 1430 Peel Street, Montreal, Quebec H3A 1S9 no later than 5:00 p.m., Eastern time, on December [ ], 2000 or, if the meeting is adjourned or postponed, no later than 5:00 p.m. on the second business day prior to the adjourned or postponed meeting.

                      THIS IS YOUR PROXY. PLEASE COMPLETE,
                  FOLD AND RETURN IT IN THE ENVELOPE PROVIDED.